EXHIBIT 10.11b

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.
[**] INDICATES THAT INFORMATION HAS BEEN REDACTED.
Execution Copy

AMENDMENT NO. 1 TO FIFTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
THIS AMENDMENT NO. 1 to FIFTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of November 5, 2021, is entered into among AUTOMOTIVE FINANCE CANADA INC., a corporation incorporated under the laws of the Province of Ontario (the “Seller” and the initial “Servicer”), KAR AUCTION SERVICES, INC., a corporation incorporated under the laws of Delaware (the “Performance Guarantor”), and BNY TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada and licensed to carry on business as a trustee in each of the provinces of Canada, in its capacity as trustee of PRECISION TRUST, a trust established pursuant to the laws of the Province of Ontario (the “Trust”).
R E C I T A L S
A.    The Seller, the Performance Guarantor and the Trust are parties to that certain Fifth Amended and Restated Receivables Purchase Agreement dated as of September 30, 2020 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Agreement”).
B.    Pursuant to and in accordance with Section 10.4 of the Agreement, the Seller, the Performance Guarantor and the Trust desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.
2.Amendment to Agreement. The Agreement is hereby amended as follows:
2.1.    The definition of “Required Enhancement Percentage” in Section 1.1 of the Agreement is revised in its entirety to read as follows:
    “Required Enhancement Percentage” means [**] or such other percentage agreed to by the Seller and the Trust.
3.Representations and Warranties. The Seller (in its capacity as Seller and as Servicer) hereby represents and warrants to the Trust as follows:
(a)Representations and Warranties. The representations and warranties of the Seller (in its capacity as Seller and as Servicer) contained in Section 4.1 of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

(b)Enforceability. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.
(c)Trigger Event. No Trigger Event, or event that would constitute a Trigger Event by further requirement that notice be given or time elapse or both, has occurred and is continuing.
4.Representations and Warranties. The Performance Guarantor hereby represents and warrants to the Trust as follows:
(a)Representations and Warranties. The representations and warranties of the Performance Guarantor contained in Section 8.7 of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).
(b)Enforceability. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.
5.Effectiveness. This Amendment shall become effective upon the receipt by the Trust of each of the counterparts of this Amendment executed by each of the parties hereto.
6.Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.
7.Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any  document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law; provided that nothing herein shall require the Trust to accept electronic signatures in any form or format without its prior written consent. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.
8.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the Province of Ontario and the federal laws of Canada applicable therein.
9.Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.
AUTOMOTIVE FINANCE CANADA INC., as Seller and as initial Servicer

By:    /s/ Amy Wirges
Name:    Amy Wirges
Title:    Senior Vice President of Finance; Treasurer

KAR AUCTION SERVICES, INC., as Performance Guarantor

By:    /s/ Eric M. Loughmiller
Name:    Eric M. Loughmiller
Title:    Executive Vice President and Chief
Financial Officer

BNY TRUST COMPANY OF CANADA, in its capacity as trustee of PRECISION TRUST, by its Securitization Agent, BMO NESBITT BURNS INC.

By:    /s/ John Vidinovski
Name:    John Vidinovski
Title:    Managing Director

By:    /s/ Kevin Brown
Name:    Kevin Brown
Title:    Director